UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 23, 2004
(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I. (State or Other Jurisdiction of Incorporation)	0-25248 (Commission File No.)	Not Applicable (IRS Employer Identification No.)

Trafalgar Place, West Bay Road
P.O. Box 1114 GT
Grand Cayman, Cayman Islands, B.W.I.
(Address of Principal Executive Offices)

(345) 945-4277
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 23, 2004, Consolidated Water Co. Ltd. issued a press release announcing its results of operations for the three and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Title
99.1	Press release issued by Consolidated Water Co. Ltd. on November 23, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.
By:	/s/ Frederick W. McTaggart
	Name:	Frederick W. McTaggart
	Title:	President and Chief Executive Officer

Date: November 23, 2004

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Consolidated Water Co. Ltd. on November 23, 2004.

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